UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

Amendment No. 1 to

FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 4, 2024 (September 30, 2024)

SIGYN THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-55575	84-4210559
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2468 Historic Decatur Road
Suite 140
San Diego, California	92106
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 619.353.0800

Prior address and phone number:

2468 Historic Decatur Road, Suite 140
San Diego, CA	92106
(Address of principal executive offices)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On October 7, 2024, Sigyn Therapeutics, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting that the holders of $474,793 of Original Issue Discount Senior Convertible Debentures elected to convert their debentures at an average contractual exercise price of $4.00 per share in exchange for the issuance of 118,700 shares of the Company’s Common Stock to the holders. In the Original Form 8-K the Company stated the issuance of the Common Stock was “exempt from registration pursuant to Section 4(a)(2) of the Securities Act promulgated thereunder as the Sellers are controlled by one of executive officers who is an accredited investor and familiar with the Company’s operations.” The statement that the Sellers “are controlled by one of executive officers” was in error. None of the Sellers are controlled by any of the Company’s executive officers. The correct, amended disclosure is contained in Item 3.02, below.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

From September 30, 2024 through October 4, 2024, the holders of $474,793 of Original Issue Discount Senior Convertible Debentures elected to convert their debentures at an average contractual exercise price of $4.00 per share in exchange for the issuance of 118,700 shares of the Company’s Common Stock to the holders. The shares of Common Stock were issued restricted with a standard Rule 144 legend. The issuances of the foregoing securities is exempt from registration pursuant to Section 4(a)(2) of the Securities Act promulgated thereunder as the Sellers are accredited investors and familiar with the Company’s operations.

As a result of these issuances, the number of outstanding common shares of the Company has increased from 1,301,978 to 1,420,678.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGYN THERAPEUTICS, INC.

Date: October 16, 2024	By:	/s/ James A. Joyce
James A. Joyce, Chairman and CEO